UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 5, 2007
Dana Corporation
(Exact name of registrant as specified in its charter)

Virginia	1-1063	34-4361040

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4500 Dorr Street, Toledo, Ohio		43615

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (419) 535-4500
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
Signatures
Exhibit Index
EX-99.1
EX-99.2
EX-99.3

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits. The following exhibits are furnished with this report.

Exhibit No.	Description
99.1	Settlement Agreement between Dana Corporation and International Union, UAW, dated July 5, 2007

99.2	Settlement Agreement between Dana Corporation and United Steelworkers, dated July 5, 2007

99.3	Plan Support Agreement by and among Dana Corporation, United Steelworkers, International Union, UAW, and Centerbridge Capital Partners, L.P., dated as of July 5, 2007

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Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dana Corporation (Registrant)
Date: July 10, 2007	By:	/s/ Marc S. Levin
Marc S. Levin
Acting General Counsel and Acting Secretary

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Exhibit Index

Exhibit No.	Description
99.1	Settlement Agreement between Dana Corporation and International Union, UAW, dated July 5, 2007

99.2	Settlement Agreement between Dana Corporation and United Steelworkers, dated July 5, 2007

99.3	Plan Support Agreement by and among Dana Corporation, United Steelworkers, International Union, UAW, and Centerbridge Capital Partners, L.P., dated as of July 5, 2007

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